Polen Dividend Income ETF

Summary Prospectus

April 30, 2026

Trading Symbol: DIVZ

Listed on NYSE Arca, Inc.

www.true-shares.com

Before you invest, you may want to review the Polen Dividend Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.true-shares.com. You can also get this information at no cost by calling 1.877.875-TRUE (8783) or by sending an e-mail request to info@true-shares.com.

Investment Objective

Polen Dividend Income ETF (the “Fund”) seeks to provide capital appreciation with lower volatility and a higher dividend yield compared to the S&P 500 Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing 25-35 stocks of companies that pay dividends and expect to grow the dividends over time and are trading at attractive valuations at the time of the investment. The Fund’s investment adviser, TrueMark Investments, LLC (the “Adviser”), and sub-adviser, Opal Capital LLC (the “Sub-Adviser”), will seek to invest in such companies that are established businesses with high cash flow, stable revenue streams, and more disciplined capital reinvestment programs which may, in turn, experience lower volatility relative to the overall equity market.

The Adviser and Sub-Adviser focus on companies whose stock is listed on a U.S. exchange with market capitalizations greater than $8 billion, but may include companies with market capitalizations of less than $8 billion if their dividend yields are above the market average. The Adviser and Sub-Adviser select companies for the Fund that, in the Sub-Adviser’s determination, provide the best combination of dividend yield with potential for dividend growth and are currently under-valued in the market. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, is invested in dividend paying equity securities, including common stocks and American Depositary Receipts (“ADRs”).

The Sub-Adviser makes its initial identification of potential portfolio securities based on its assessment of a company’s ability and commitment to sustain and grow its dividends. The Sub-Adviser identifies such companies by utilizing a combination of quantitative and qualitative indicators of the company’s financial position, growth opportunities, historical payouts, and management commentary, as well as the competitive landscape.

The Sub-Adviser then reviews the current market valuation of these companies which the Sub-Adviser believes are under-valued. The Sub-Adviser first identifies “high quality companies,” which are generally defined as companies with a sustainable competitive advantage, offering stable and growing free cash flows, and quality management teams that have the capital discipline to distribute dividends to shareholders. The Sub-Adviser then selects companies whose stock is trading at a valuation that it believes offers an opportunity to generate above average returns over time. The Sub-Adviser utilizes a variety of metrics (e.g., price compared to earnings ratio, market capitalization compared to book value, free cash flow yield, etc.) in the valuation process and seeks to identify companies that are attractively priced both in absolute terms and relative to their peers with a preference of companies with higher free cash flow.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”

●	Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, companies owned by the Fund that have historically paid a dividend may reduce or discontinue their dividends, thus reducing the yield of the Fund.

●	Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s and Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.

●	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	Depositary Receipts Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund.

●	Market Capitalization Risk.

○	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Tax Risk. To qualify for the favorable tax treatment generally available to a regulated investment company (a “RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must satisfy, among other requirements described in the SAI, certain diversification requirements. Given the concentration of the Fund’s investments in a relatively small number of securities, it may not always be possible for the Fund to fully implement its investment strategy while satisfying these diversification requirements. The Fund’s efforts to pursue its investment strategy may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund were to fail to qualify as a RIC for a tax year, and the relief provisions are not available, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Performance

The Fund acquired all of the assets and liabilities of The Opal Dividend Income ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on June 13, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the one year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.True-Shares.com.

During the period of time shown in the bar chart, the highest quarterly return was 13.04% for the quarter ended December 31, 2022, and the lowest quarterly return was -6.91% for the quarter ended June 30, 2022.

Average Annual Total Returns (for the Periods Ended December 31, 2025)
Polen Dividend Income ETF	One Year	Since Inception (1/27/2021)
Return Before Taxes	16.63%	11.46%
Return After Taxes on Distributions	15.88%	10.56%
Return After Taxes on Distributions and Sale of Fund Shares	10.33%	8.92%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	17.88%	14.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	TrueMark Investments, LLC

Sub-Adviser:	Opal Capital LLC

Portfolio Manager:	Austin Graff, CFA, Founder, Chief Executive Officer, and Chief Investment Officer for the Sub-Adviser, has been portfolio manager of the Fund since January 2021

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.